SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                         ------------------------

                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 31, 1998


            FORD CREDIT AUTO OWNER TRUST Series 1998-C
        (Ford Credit Auto Receivables Two L.P. - Originator)
    ---------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


Delaware                       333-1245             38-3295857
--------                       ---------             ----------
(State of other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



The American Road, Dearborn, Michigan            48121
----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto Owner Trust Series 1998-C for the Collection Period ended July 31, 1998, is attached hereto as Exhibit 19 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                     EXHIBITS
Designation          Description                             Method of
                                                             Filing
-----------          ------------                            ----------------
Exhibit 19          Ford Credit Auto Owner                   Filed with
                    Trust Series 1998-C                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    July 31, 1998.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two L.P.
                                                (Registrant)

                                    By:  Ford Credit Auto Receivables
                                         Two, Inc., General Partner


Date: August 13, 1998               By:/s/R. P. Conrad
                                    ---------------------------------
                                    Assistant Secretary

                               EXHIBIT INDEX


Designation                 Description
-----------                 -----------
Exhibit 19                  Ford Credit Auto Owner
                            Trust Series 1998-C
                            Servicing Report for the
                            Collection Period ended
                            July 31, 1998.